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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-41662), Form S-8 (File No. 33-84640), Form S-3 (File No. 33-84766) and Form S-3 (File No. 33-80392).



/s/ Arthur Andersen LLP
Arthur Andersen LLP
Denver, Colorado
February 24, 1997